                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 15, 1999



                             CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


           Texas                         1-12110              76-6088377
(State or other jurisdiction of  (Commission file number)  (I.R.S. Employer
 incorporation or organization)                           Identification Number)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
         (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

                  A statement setting forth the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred share dividends for the five years ended December 31, 1998 is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  99.1     Statement Regarding Computation of Ratios

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 1999
                                       CAMDEN PROPERTY TRUST



                                       By: /s/ G. Steven Dawson
                                           -------------------------------------
                                           G. Steven Dawson
                                           Senior Vice President - Finance
                                           Chief Financial Officer, Treasurer
                                           and Secretary

                             CAMDEN PROPERTY TRUST
                               INDEX TO EXHIBITS


EXHIBIT
-------

99.1     Statement Regarding Computation of Ratios